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                                                                   Exhibit 10.43


                           FIRST AMENDMENT AGREEMENT

     THIS FIRST AMENDMENT AGREEMENT (as amended, supplemented or modified from time to time, the "Amendment") is dated as of February 4, 2000, among BRE PROPERTIES, INC., a Maryland corporation ("Borrower"), and BANK OF AMERICA, NATIONAL ASSOCIATION, as successor-in-interest to Bank of America National Trust and Savings Association, in its capacity as agent (in that capacity, "Agent") for the Banks and Designated Bid Lenders parties to the Loan Agreement referenced below.

                                   RECITALS:

     A. Borrower, Agent, Banks and Designated Bid Lenders are parties to an Amended and Restated Unsecured Line of Credit Loan Agreement dated October 21, 1998 (the "Loan Agreement"). (Terms not otherwise defined in this Amendment shall have the meanings given to them in the Loan Agreement.)

     B. The parties desire to modify certain terms and conditions of the Loan Agreement. In accordance with the Co-Lender Agreement, the Agent has been authorized by the Majority Banks to enter into this Amendment on behalf of itself, the Banks and the Designated Bid Lenders.

     NOW, THEREFORE, the parties hereto agree as follows:

     1.  Amendments to Loan Agreement.  Effective upon execution and delivery of
         ----------------------------
this Amendment by each party hereto:

          (a) Definition of Applicable Capitalization Rate.  The definition of
             ---------------------------------------------
Applicable Capitalization Rate set forth in the Loan Agreement is hereby amended to read in its entirety as follows:

          "Applicable Capitalization Rate" means, for any real property asset,
           ------------------------------
     9.25%, or such rate(s) as the Majority Banks, taking into consideration such factors as the location and type of such real estate asset, may establish from time to time (but no more often than once in any calendar year) as the applicable capitalization rate for all or a particular type of real property asset.

          (b) New Section 12.2. Section 12.2 (Arbitration) of the Loan Agreement is hereby deleted and the following added to the Loan Agreement in lieu thereof:

          12.2  WAIVER OF RIGHT TO TRIAL BY JURY.  EACH PARTY TO THIS AGREEMENT
                --------------------------------
     HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THE LOAN DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY

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     PRESENT OR FUTURE MODIFICATION THEREOF, OR (B) IN ANY WAY CONNECTED WITH OR
     RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THE LOAN DOCUMENTS (AS NOW OR HEREAFTER MODIFIED) OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION IS NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF ANY RIGHT THEY MIGHT OTHERWISE HAVE TO TRIAL BY JURY.

     2   Miscellaneous.
         --------------

          (a) Reconfirmation of Obligations.  Borrower hereby restates and
              -----------------------------
reconfirms all representations, warranties and covenants set forth in the Loan Documents as of the date of this Amendment, and further represents and warrants that, as of the date hereof, there exists no Event of Default or event that, with the giving of notice or the lapse of time, or both, would constitute an Event of Default.

          (b) Execution in Counterparts.  This Amendment may be executed in any
              -------------------------
number of counterparts, all of which taken together shall constitute a single agreement. Borrower represents and warrants that this Amendment has been executed and delivered by duly authorized officers of Borrower and Guarantor.

          (c) Confirming Modifications.  Each of the Loan Documents is hereby
              ------------------------
modified to provide that all references therein to the "Loan Agreement" shall be deemed to refer to the Loan Agreement as amended hereby.

          (d) Governing Law; Binding Agreement.  This Amendment shall be
              --------------------------------
governed by, and shall be construed and enforced in accordance with, the laws of the State of California. It shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

          (e) Entire Agreement.  This Amendment contains the entire agreement of
              ----------------
the parties with respect to the subject matter hereof and supersedes all prior written or oral communications between the parties with respect thereto. Borrower shall pay all costs and expenses of Agent incurred in connection with the preparation, execution and delivery of this Amendment.

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          (f) Agent Address.  In accordance with Section 12.7 of the Loan
              -------------
Agreement, Agent hereby confirms to Borrower and Guarantors the following address for Agent for notice purposes under all Loan Documents:

          Bank of America, National Association
          Real Estate Group - Structured Debt
          600 Montgomery Street, 37th Floor
          San Francisco, California 94111
          Attention:  Mark D. Monte
          Phone:  (415) 913-3463
          Fax:  (415) 913-3445


     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date set forth above.

BORROWER:                         BRE PROPERTIES, INC., a Maryland corporation

                                  By:  /s/ LeRoy E. Carlson
                                     ----------------------------------

                                           LeRoy E. Carlson
                                           Executive Vice President and
                                           Chief Financial Officer


                                  By:
                                     -----------------------------
                                  Name:  LeRoy E. Carlson
                                       ---------------------------
                                  Title:  Executive Vice President
                                        --------------------------

AGENT:                            BANK OF AMERICA, NATIONAL ASSSOCIATION


                                  By: /s/ Mark D. Monte
                                     ------------------------
                                          Mark D. Monte
                                          Managing Director

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                          RECONFIRMATION OF GUARANTIES
                          ----------------------------

     Each of the undersigned hereby (i) acknowledges and approves the foregoing First Amendment Agreement, and (ii) restates and reconfirms each and every representation, warranty and covenant as set forth in its respective Payment Guaranty, dated as of November 17, 1997 (BRE Property Investors, LLC), and Payment Guaranty, dated as of November 1, 1999 (Cambridge Park, LLC), in respect of the $400,000,000 Line of Credit established under the Loan Agreement referred to in said First Amendment Agreement, and acknowledges and agrees that each such representation, warranty and covenant shall inure to the benefit of the Agent, Banks and Designated Bid Lenders, notwithstanding the modifications to the terms and conditions of the Loan Agreement effected thereby.

GUARANTORS:

                            BRE PROPERTY INVESTORS, LLC, a Delaware limited liability company

                                  By:    /s/ LeRoy E. Carlson
                                  --------------------------------
                                  Name:  LeRoy E. Carlson
                                  --------------------------------
                                  Title: Executive Vice President
                                  --------------------------------

                            CAMBRIDGE PARK, LLC, a Delaware limited liability company

                            By:   BRE PROPERTIES, INC., a Maryland corporation
                            Its:  Managing Member

                                  By:    /s/ LeRoy E. Carlson
                                     -----------------------------
                                  Name:  LeRoy E. Carlson
                                       ---------------------------
                                  Title: Executive Vice President
                                        --------------------------

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